EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of WellCare Health Plans, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K”), I, Paul L. Behrens, Senior Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 14, 2006	/s/ PAUL L. BEHRENS Paul L. Behrens Senior Vice President and Chief Financial Officer